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                                                                  EXHIBIT 99.5

                                    CONSENT


   The undersigned hereby consents, under the Securities Act of 1933, as amended, to his being named as a director of SFX Entertainment, Inc. in such company's amendment to the Registration Statement on Form S-4.


Dated as of: June 5, 1998

                                          /s/ David Falk
                                         --------------------
                                          David Falk